SUMMARY OF AN AGREEMENT DATED JANUARY 16, 2003 BETWEEN MINERA GAVILAN, S.A. DE C.V. (“GAVILAN”), A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY, AND YOLANDA ALVAREZ GUDINI ACTING ON HER OWN BEHALF AND FOR HER BROTHER, ERNESTO ALVAREZ GUDINI AND HER HUSBAND, CHARLIE EDWARD WARREN (THE “OPTIONORS”) FOR THE CABALLO BLANCO PROPERTY, VERACRUZ STATE, MEXICO

Gavilan and the Optionors had previously agreed to the option agreement dated June 26, 1997, amending agreement dated January 27, 2000 and amending agreement dated June 11, 2001.

Clauses:

First:

The Optionors and Gavilan agreed to modify the terms of the amending agreement of June 11, 2001 as follows.

Second:

The Optionors agree to sell 100% of their rights to the property under the following terms and conditions:

1)

A total price for 100% is US$668,500, paid as follows:

i)

US$5,000 plus value-added tax (“IVA”) on December 6, 1996 (paid)

ii)

US$45,000 plus IVA on signing the contract (paid)

iii)

US$25,000 plus IVA one year after signing (paid)

iv)

US$25,000 plus IVA one and a half years after signing (paid)

v)

US$25,000 plus IVA two years after signing (paid)

vi)

US$25,000 plus IVA two and a half years after signing (paid)

vii)

US$28,000 plus IVA three years after signing (paid)

viii)

US$28,000 plus IVA three and a half years after signing (paid)

ix)

US$25,000 plus IVA four years after signing (paid)

x)

US$25,000 plus IVA by February 26, 2002 (paid)

xi)

US$45,000 plus IVA by February 26, 2003 (paid)

xii)

US$40,000 plus IVA by February 26, 2004

xiii)

US$57,500 plus IVA by February 26, 2005

xiv)

US$60,000 plus IVA by February 26, 2006

xv)

US$210,000 plus IVA by February 26, 2007.

2)    Once these sums have been paid, the Optionors will transfer 100% of their property rights to Gavilan.

Third:

The parties also agreed to modify clause four of the June 11, 2001 agreement as follows:

Once it has acquired 100% of the property, Gavilan agrees to pay a net smelter return royalty from any production to the Optionors as follows:

i)

2.5% for an operation up to 1,000 tonnes per day (“tpd”)

ii)

2.0% for an operation from 1,001 to 1,500 tpd

iii)

1.5% for an operation from 1,501 to 10,000 tpd

iv)

1.0% for an operation over 10,001 tpd.

Gavilan can acquire 50% of these royalty amounts for US$750,000 plus IVA.

Fourth:

All other clauses of previous contracts remain in effect.

Fifth:

The agreement is subject to article 78 of the commercial code, the Mining Law and its Regulations, Mercantile Legislation and the Federal Civil Code.  Any disputes will be settled in the courts of Mexico City, D.F.